February 17, 2023

BNY MELLON FUNDS TRUST

Supplement to Current Prospectus

Effective March 2, 2023 (the "Effective Date"), the following information supersedes and replaces any contrary information in the section entitled "Shareholder Guide – Buying, Selling and Exchanging Shares – Purchases and Redemptions Through Individual Accounts" in the fund's prospectus:

Purchasing shares

Mail. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund
BNY Mellon Funds Trust
P.O. Box 534434

Pittsburgh, Pennsylvania 15253-4434

Selling (redeeming) shares

In writing or by check. You may sell (redeem) shares by writing a letter of instruction and, for the funds specified below under "Individual Account Services and Policies — Checkwriting Privilege" only, by writing a redemption check. The letter of instruction or redemption check should include the following information:

•	your name(s) and signatures(s)
•	your account number
•	the fund name
•	the share class
•	the dollar amount you want to sell
•	how and where to send the proceeds

Obtain a medallion signature guarantee or other documentation, if required. Mail your request to:

BNY Mellon Funds Trust

P.O. Box 534434

Pittsburgh, Pennsylvania 15253-4434

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As of the Effective Date, the following information supersedes and replaces any contrary information in the section "For More Information – Back Cover – To Obtain Information" in the fund's prospectus:

Individual Account holders and participants in Qualified Employee Benefit Plans, write to: BNY Mellon Funds, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434

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